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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 2, 2003

                                CABOT CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-5667                    04-2271897
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
              (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

         On June 2, 2003, Cabot Corporation issued a press release announcing its acquisition of the assets of Superior MicroPowders, LLC. The text of the press release, dated June 2, 2003, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         99.1 -- Press release issued by Cabot Corporation on June 2, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CABOT CORPORATION

                                         By: /s/ John A. Shaw
                                            -----------------------------------
                                            Name:  John A. Shaw
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date:  June 2, 2003


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                                INDEX TO EXHIBIT

Exhibit
Number         Title
-------        -----

99.1           Press release issued by Cabot Corporation on June 2, 2003.


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